Exhibit 99.1

I n v e s t o r P r e s e n t a t i on U pd a t e d O c t o b e r 27 , 2021

F O R W A R D - L OO K I N G S T A T E M E N T S This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward - looking statements, within the meaning of such term in the Private Securities Litigation Reform Act of 1995, with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward - looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as “believe,”“expect,”“anticipate,”“bode,”“predict,”“suggest,” “project,”“appear,”“plan,” “intend,”“estimate,”“may,”“will,”“would,”“could,”“should,”“likely,” or other similar expressions. Additionally, all statements in this document, including forward - looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward - looking statements. These factors include, among others, the following: (i) the strength of the local, state, national and international economies (including the impact of the new presidential administration; (ii) the economic impact of any future terrorist threats and attacks, widespread disease or pandemics (including the COVID - 19 pandemic in the United States), acts of war or threats thereof, or other adverse external events that could cause economic deterioration or instability in credit markets, and the response of the local, state and national governments to any such adverse external events; (iii) changes in accounting policies and practices as may be adopted by the state and federal regulatory agencies, the FASB, the Securities Exchange Commission, or the PCAOB, including FASB’s CECL impairment standards; (iv) changes in state and federal laws, regulations and governmental policies concerning the Company’s general business; (v) changes in interest rates and prepayment rates of the Company’s assets (including the impact of LIBOR phase - out); (vi) increased competition in the financial services sector and the inability to attract new customers; (vii) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (viii) unexpected results of acquisitions, which may include failure to realize the anticipated benefits of acquisitions and the possibility that transaction costs may be greater than anticipated; (ix) the loss of key executives or employees; (x) changes in consumer spending; (xi) unexpected outcomes of existing or new litigation involving the Company; (xii) the economic impact of exceptional weather occurrence, such as tornados, floods and blizzards, and; (xiii) the ability of the Company to manage the risks associated with the foregoing as well as anticipated. These risks and uncertainties should be considered in evaluating forward - looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company’s financial results, is included in the Company’s filings with the Securities and Exchange Commission. N O N - G AA P F I N A N C I A L M EAS U R ES These slides contain non - GAAP financial measures. For purposes of Regulation G, a non - GAAP financial measure is a numerical measure of the registrant ’ s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirement of Regulation G, the Company has provided reconciliations within the slides, as necessary, of the non - GAAP financial measure to the most directly comparable GAAP financial measure. For more details on the Company’s non - GAAP measures, refer to the Company’s Annual Report on Form 10 - K for the year ended December 31, 2020.

QCR Holdings, Inc. HOW WE’RE DIFFERENT 3

4 QCR Holdings (NASDAQ: QCRH) | Founded in 1993 C OM P A N Y A b u s i n e s s m o d e l t h a t w o r k s . x Local charter autonomy with support from c e n t r a l iz e d g r o u p o p e r a t i o n s x Agile and responsive to client needs x A tt r a c t s t h e b e s t b a n k e r s a n d b e s t c l i e n t s i n e ach market x Highly competitive with larger national and regional banks x S t r o n g r e l a t i o n s h i p s w i t h c l i e n t s d i f f e r e n t i a t e u s f r o m o t h e r b a n k s L i n e s o f B us i n e ss Full - Service Commercial and Consumer Banking High - Performing Niche Business Areas: ▪ S p e ci a l t y F i n a nc e G r o u p ▪ C o rr e s po n d e n t B a nk i ng ▪ W e a l t h M a n a g e m e n t S er v ic es A s s e t s : $6 . 0 B i l l i o n L o a n s : $4 . 6 B i l l i o n D e p o s it s : $4 . 9 B i l l i o n W e a lt h M a n a g e m e n t : $5 . 1 B i ll i on ▪ $3 . 9 B i ll i o n i n T r u s t an d I n v e s t m e n t A cct s . ▪ $1.2 Billion in Brokerage Accounts/RIA

5 R E S U L T S E x c ep t i o n a l G r o w t h i n K e y F i n a n c ia l M e t r i c s In the last five years, our company has doubled in size and delivered consistent, steady g r o w t h - o u t p e r f or m i n g m a n y o f o u r p ee r s . * Y T D R e s u l t s A nn u a l i z e d C A G R = C o m p o u n d A nn u a l i z e d G r o w t h R a t e Financial Metric 12/31/2016 9/30/2021 CAGR % Earnings Per Share $2.17 $5.97* 23.75% Tangible Book Value Per Share $20.11 $36.30 13.24% Loans $2.4B $4.6B 14.62% Core Deposits $2.6B $4.9B 14.07% Assets Under Management $2.4B $5.1B 16.31%

6 How is QCRH different? Our niches drive outstanding results. • F i d u c i a r y s e r v i c e s • Investment m a n a g e m e n t s e r v ic es • F i n a nc i a l p l a nn i ng • B r o k er a g e s e r v ic es • 9/ 30/ 2 1 A U M : $5 . 1B • C o m p e t i t i v e d e po s it p r od u c t s w i t h n e a r ly $2B i n t o t a l l i q u i d i t y • S a f e k ee p i ng a n d c a s h m a n a g e m e n t s e r v ic es • 18 6 c o rr e s po n d e nt b a n k i ng r e l a t i o n s h i p s • B a n k s t o c k l o a ns • C o n s u m e r & re t a i l banking • C o m p l e x c o mm e r ci a l l e n d i ng • S op h i s t i c a te d t r e a s u r y m a n a g e m e n t s o l u t i o ns • C u s t o m iz e d p r i v a t e b a n k i ng services • S m a l l t ic k e t l e a s e f i n a nc i ng ( m 2 E q u i p m e n t F i n a nc e ) So l i d C o r e B u s in e ss Commercial Banking W e a lt h C o rr e s p o n d e nt Management Banking • M u n i ci p a l a n d t a x c r e d i t s p e c i a l t y financing • S i g n i f ic an t f l o a t i ng t o f ix e d r a t e sw a p r ev e n u e i n t ax c r ed i t lending • C a p i t a l m a r k e t s r ev e n u e a v er a g i n g $16 M M p e r q u a r t e r f o r l a s t e i g h t q u a r te r s S p e c i alt y F i n a n c e Group UN I Q U E Our High - Performing Business Niches Built on top of our solid core business, our three primary niche areas diversify our e a r n i n g s p o w e r w i t h e x c e p t i o n a l r e s u l t s . N o o n e e l s e d o e s i t q u i t e l i k e w e d o .

7 A C o m p l e x a n d P r o f i t a b l e B u s i n e ss : S p e c ia l t y F i n a n c e G r o u p SF G N I C H E With decades of experience, our team has navigated the complexity of the municipal and tax credit financing space – creating a sustainable and profitable business at QCRH. O u r S F G b u s i n e s s i s a u n i q u e n i c h e t h a t o f f e r s : • A strong pipeline of business for long - term sustainability and growth • Complex business which creates barriers to entry by competitors • R oo m t o g r o w t h i s b u s i n e s s n i c h e

8 A C o m p l e x a n d P r o f i t a b l e B u s i n e ss : S p e c ia l t y F i n a n c e G r o u p SF G G R O W TH $491.8 $657.3 $863.3 $1,157.7 $1,632.3 $2,115.6 $0 $500 $1 , 000 $1 , 500 $2 , 000 $2 , 500 2016 2017 2020 9/30/2021 2018 2019 L o an a n d B o n d Ba l a n c e s L o a n a n d B o n d G r o w t h ( $ M M ) $0 . 6 $0 . 8 $9.1 $26.5 $67.9 $47.8 $0 $10 $20 $30 $40 $50 $60 $70 $80 2016 2017 2018 2019 2020 9/30/2021 F e e I n c o me F e e I nc o m e G r o w t h ( $ M M )

9 A Broad Scope of Wealth Management Services W M S C O P E The ultimate relationship business, our wealth management structure and extensive s c o p e o f s e r v i c e s ca te r t o o u r c l i e n t s ’ n ee d s . W e a l t h M a n a g e m e n t & T r u s t S e r v i c es • I n v e s t m e n t m a n a g e m e n t • F in a n c i a l p l a nning • Tr u s t s e r v i c e s • F i d u ci a r y s e r v i c e s • T a x s e r v i c e s I n v e s t m e n t C e n t er • I n v e s t m e n t m a n a g e m e n t • B r o k e r a g e s e r v i c e s • S e r v i c e s f o r a b r o a d r a n g e o f c l i e n ts • F le x i b l e m o d e l t o s e r v e a t t h e r i g h t le v e l Wealth Management & Trust Services I n v e s t m e n t C e n ter

1 0 Diverse and Growing Client Relationships W M G R O W TH $8 . 2 $9 . 9 $11 . 3 $12 . 0 $12 . 6 $15 . 2 $0 $12 $10 $8 $6 $4 $2 $16 $14 2016 2017 2019 2018 Revenue * 202 1 d at a a n n u a l i z e d . A l l d at a ex c l u d e s B at e s a n d R B & T . R ev e n u e ( $ MM ) 2020 9/30/2021 * $1.8 $2 . 5 $2 . 5 $3.1 $3.4 $3.9 $0.6 $0.9 $0.9 $1.0 $1.0 $1.2 $0 $1 $2 $3 $4 $5 $6 2016 $4 . 1 $4 . 4 $5 . 1 A ss e t s U n d e r M a n a g e m e n t ( $ B ) 2017 2018 2019 2020 9/30/2021 * Trust/Inv Mgmt Brokerage/RIA • Diverse wealth management solutions serving a wide range of clients. • More than 1,000 new relationships added over the last three years. • Vast majority of clients have also expanded their banking relationship with QCRH. $2.4 $3.4 $3.4

11 C o r r e s p o n d e n t B a n k i ng CORRESPONDENT Our strong Correspondent Banking business provides significant liquidity to fund loan and bond growth. $325.9 $157.7 $277.4 $335.9 $187.2 $200.5 $182.0 $123.9 $322.9 $425.9 $253.9 $270.8 $255.3 $294.0 $631.9 $1,333.7 $1,286.8 $0 $500 $1 , 000 $1 , 500 $2 , 000 $2 , 500 2016 2017 N o n i n t e r e s t B e a r i n g 2018 I n te r e s t B e a r i n g 2019 2020 9/30/2021 F e d e r a l R e s e r v e - EB A B a l a n c e s Correspondent Banking Deposits/Managed Funds ($MM)

1 2 QCR Holdings, Inc. OUR MARKETS Vibrant Commercial and Industrial Activity

13 MARKETS We do business in vibrant markets. R o b u s t c omm e r ci a l , i n d u st r i a l a n d t e c hn o lo g y a c t i v it y R e l a ti o n s h i p s m a tt e r a n d d i f f e r e n ti ate u s f r om b i g b a n ks M i d - si z e d m e t r o s 200 K - 500 K p o p u l a t i o n M S As Ab i l it y t o g a i n p r om i n e n t m a r k e t s h a r e S t r o ng d e m o g r a p h i c s d r i v e s t e ad y g r o w t h

14 Strong Market Share in Attractive MSAs * MSAs include Davenport - Moline - Rock Island, IA - IL, Cedar Rapids, IA, Rockford - IL, Waterloo - Cedar Falls - IA, Des Moines/West Des Moines - IA, and Springfield, MO. All banks reflect Pro Forma Data from acquisitions. Source: S&P Global Market Intelligence and Company documents. Deposit data as of 6/30/21. Davenport - Moline, IA - IL C e d a r R a p i d s , I A Des Moines - West Des Moines, IA S p ri n g f i e l d , MO W a t e rl o o - C e d a r F all s , I A ▪ R a n k e d # 3 m o s t d i v e r s i f i e d m e t r o e c o n o m y i n U . S . ( L i v a b i l i t y . c o m 2020) ▪ 16 t h i n t h e n a t i on f o r h i g h - t e c h j ob g r o w t h ▪ Ranked #3 out of 382 metro areas for industry diversity (EMSI) ▪ #11 in the top American cities to live in after the pandemic (Business Insider) ▪ Cedar Rapids named 'mini megacity to watch' (2020) ▪ #2 Most Recession - Resistant City 2020 (Smart Asset) ▪ #5 Best Place to Live in the U.S . ( U.S. News & World Report, 2020) ▪ #8 Best City to Live in After the Pandemic ( Business Insider, 2020) ▪ Top 10 Best Place for Business and Careers (Forbes 2019) ▪ T op 5 B e s t C i t i e s t o s t a r t a b u s i n ess ▪ T op 20 M a g n e t s f o r Y o u n g A d u l t s ▪ O’Reilly Auto Parts and Bass Pro Shops headquarters ▪ First Gigabit city in Iowa and one of eight in the U.S. ▪ C o s t o f l i v i n g i s 2 . 2 % b e l o w t h e n a t i o n al ave r a g e ▪ Waterloo/Cedar Falls in the top 10 job markets in the U.S. (Zippia 2018) D e p o s i t M a r ke t S h a r e i n O u r C u rr e n t M S A s * - Ranked 3rd in overall deposit market share in our current MSAs* - 48% of deposits are based in a Top 20 ranked Midwest MSA** Top 20 Banks Total Active B r a n c h e s 2021 T o t a l D e po s i t s 202 1 ( $000) W e ll s F ar g o & C o . ( C A) 36 6,506,254 U . S . Ba n c o r p ( M N ) 40 4,904,499 QCR Holdings Inc. (IL) 23 4,753,608 B T C F i n a n ci a l C o r p . ( I A) 22 3,987,062 W e s t Ba n c o r p . ( I A) 7 2,190,404 Ba n k o f A m e r ic a C o r po ra t i o n ( N C ) 7 2,086,852 Great Southern Bancorp Inc. (MO) 20 1,968,703 C o mm e r c e Ba n cs h ar e s I n c . ( MO ) 10 1,612,396 C e nt ra l B a n c o m p a n y I n c . ( MO ) 23 1,573,455 Great Western Bancorp (SD) 11 1,364,013 B l a ck h a w k Ba n c o r p . I n c . ( I L ) 18 1,240,435 O a k S t a r B a n cs h ar e s I n c . ( MO ) 7 1,036,776 FSB Financial Services Inc. (IA) 6 966,475 Neighbor Insurance Agency Inc (IA) 9 911,589 G u ara nt y F e d e ra l B cs h s I n c . ( MO ) 10 793,117 H ill s Ba n c o r p . ( I A) 7 764,244 B N P P ar i b a s 11 662,005 R e li a b l e C o mm un i t y B cs h s I n c . ( MO ) 8 573,209 First Midwest Bancorp Inc. (IL) 4 512,490 Lincoln Bancorp (IA) 5 503,330 M A R K E T S H A R E

15 G R O W T H O u r C h a r t e r s a t a G l a n c e Entity S tate s / R e g i o n # L o c at i o n s Deposits Ma r k e t S ha re I o w a / I ll i n o i s Q u a d C i t i e s 5 $1.8B #1 Iowa C e d a r R a p i ds 5 $1.2B #1 Iowa C e d a r V a ll e y 3 $0.2B #7 Iowa D e s M o i n e s / A n k e ny 9 $0.9B #7 Missouri S p r i n g fi e l d 1 $0.6B #7 L o c a t i on a n d d e p o s i t d a ta a s o f J u n e 30 , 2021.

1 6 QCR Holdings, Inc. WHO WE ARE Focused on the Right Things

1 7 W H O W E A R E O u r M i s s i o n , V i s i o n a n d V a l u e s O u r V isi o n E x c e pt i o n a l p e o p le p r o v i d i n g e x t r a o r d i n a r y p e r f o r m a n c e f o r o u r c l i e n t s , sh a r e h o l d e r s a n d communities. O u r M issi o n W e m a k e f i n a n c i a l d r e a m s a r e a l it y . O u r V a l u e s P A SS I O N | W e c a r e. A C H I E V E M EN T | W e e x p ec t t o w i n. A C C O U N TA B I L I TY | W e d r i v e i t . C OL L A B OR AT I O N | W e w o r k t o g e t he r . I NN O V AT I O N | W e em b r a c e c h a n g e. I N C L U S I O N | W e r e s p ec t a ll .

C OMM I T M E N T Environmental, Social and Governance Highlights Environmental R e s p o n s i b l e u s e o f o u r r e s o u r c e s w i t h a f o c u s o n s u s t a in a b i l i t y Social C o mmi t me n t t o s u p po r t t h e c omm un i t i e s i n w hi c h w e l i v e a nd w o r k Governance Integrity in our business practices O u r L o n g - T e r m C o mm i t m e n t W i t h nu me r o u s p r o g r a m s a n d a c t i v i t i e s a l i g n e d w i t h t h e E S G fr a m e w o r k , w e c o n t i nu e to develop and enhance our long - term plan. W e a r e a d v a n c i n g s t a n d a r d r e po r t i n g processes and gathering benchmarking data t o g e n e r a t e m ea n i n g f u l E S G g o a l s f o r o u r company. 18

1 9 S T R A TE G Y O u r S t r a t e g y f o r L o n g - T e r m Su cc e s s W e ’ v e s e t a s i m p l e a nd f o c u s e d s t r a t e g y f o r o u r f u t u r e . 9 - 6 - 5 is our plan to continue to grow earnings and drive attractive long - term returns for our shareholders. 9 – G r o w l o an s b y 9 % p e r y ea r , f un d e d w it h c o r e d e p o s i ts 6 – G r o w f e e i n c o m e n o l e s s t h a n 6 % p e r y ear 5 – Improve efficiencies and hold expense growth to no more than 5%

2 0 QCR Holdings, Inc. FINANCIAL HIGHLIGHTS

2 1 A SS E T G R O W TH $2 . 2 $2 . 9 67 . 6% 71 . 9% 73 . 8% 75 . 0% 75 . 2% 74 . 8% $6.0 $5.7 $4.9 $4.4 $3.5 76 . 5% 20 1 5 20 1 6 20 1 7 20 1 8 20 1 9 20 2 0 9/30/2021 T o t a l A ss ets T o t a l L o a ns & L e a se s / T o t al A sse t s A C o n s i s t e n t T r a c k R e c o r d o f A s s e t G r o w t h Asset growth has been driven by a combination of organic growth and strategic acquisitions. (1) Rockford Bank & Trust assets were removed from this data. (2) Includes $255.3 million of the assets of m2 Equipment Finance, as this entity is wholly - owned by and consolidated with Quad City Bank and Trust. R e c e n t A c q u i s i ti o n s ( A sse t s a t a c q u i s i ti o n d a t e ( $ M i ll i o n s) ) : 2016: Community State Bank ($582) 2017: Guaranty Bankshares, Ltd. ($260) 2018: Springfield Bancshares, Inc. ($576) A ss e t D i s t r i b u t i o n b y C h a r te r a s o f 9/30/2 1 ( $ B ) S p r i ng f i e ld F i r st C o mmu n i t y B a nk Community S tat e B a n k $0.9 15% $1.1 18% $2.1 34% $2.0 33% C e d a r R a p i ds B a n k a n d T ru s t Q u a d C i t y B a n k a n d T ru s t (2) T o t a l C o n s o l i d a t e d A ss e t s ( $ B ) (1)

2 2 $0.5 $0.7 $1.0 $1.3 $1.5 $1.7 $1.6 $0.6 $0.9 $1.1 $1 . 6 $1 . 8 $2 . 1 $2 . 5 $0 . 2 $0.2 $0.2 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $0 . 2 $0 . 2 $0 . 2 $0 . 2 $0 . 3 $0 . 1 $0.1 $0.2 $0 . 1 $0 . 1 $0 . 1 $0 . 1 $1. 5 $2. 1 $2. 6 $3. 3 $3. 7 $4. 3 $4. 6 $0.1 2015 09/30/ 21 2016 C o m m e rci al & I n d u s t ri al 2017 C o m m e rci a l RE 2018 D ir e c t F i n . L e a s es 2019 R e s i d e n t i a l R E 2020 C o nsu m e r & O t h er L o a n G r o w t h D r i v e n b y C o mm e r c ia l L e n d i ng Commercial Loans (1) Represent Approximately 91% of the Loan Portfolio ($B) as o f 9/ 30/ 21 (1) Includes Commercial & Industrial, Commercial RE and Direct Financing Lease. Loan composition excludes deferred loan/lease origination costs, net of fees. Rockford Bank & Trust is excluded from this data. L O AN G R O W TH

2 3 34% 31% 25% 20% 20% 25% 28% 48% 52% 60% 57% 62% 65% 63% 15% 15% 13% 16% 16% 10% 9% 2% 2% 7% 2% $1.6 3% $2 . 4 $2 . 9 $3 . 5 $3 . 9 $4 . 6 $4 . 9 2015 2018 2019 2020 09/30/ 21 2016 2017 N o n i n t e r e s t - b e a r i n g D e p o s i t s I n t e r es t - b e a r i n g D e p o s i t s T i me D e p o s i t s Br ok e r e d D e p o s i t s Deposit Growth Driven by Core Deposits Core Deposits (1) Represent Virtually All of Total Deposits ($B) as of 9/30/21 (1) Core deposits are defined as total deposits less brokered deposits. Rockford Bank & Trust deposits excluded from this data. DE P O S I T G R O W TH

2 4 C A P I T AL P O S I T I ON S t r o n g C a p i t a l P o s i t i on 8.56% 8.14% 8.01% 8.13% 9.25% 9.40% 9.47% 13 . 91% 11 . 56% 11 . 15% 12 . 50% 13 . 33% 14 . 95% 14 . 51% 6.00% 4.00% 8.00% 10 . 00% 12 . 00% 14 . 00% 16 . 00% 2015 2016 2017 2019 2020 9/30/2021 T C E / TA 2018 R B C R a t io * T C E / T A a nd T R B C r a t i o s e x c l u d e PP P l o a ns . Q C R H i s w e ll - p o s i t i o n e d f o r l o n g - t e r m su cc e ss: • Si g n i f i c a n t l y i m p r o v e d c a p i t a l p o s i t i o n • Sale of Rockford Bank & Trust in 2019 strengthened TCE • Sub - debt raises in Feb. 2019 and Sept. 2020 bolstered total risk - based capital • Lowest dividend payout ratio in peer group retains capital for strong organic and M&A growth T a n g i b l e C o m m o n E q u i t y & R B C R a t i o s *

2 5 A SS E T Q U A L I T Y 100. 0% 100% Nonaccrual L o a n s / L e a se s 0 % O t h e r R e a l E s t a te O w n e d & R e p o ss e ss e d Assets A ss e t Q ua l i t y $6 . 8 m i ll i o n Classified Loans ($MM) & NPAs / Assets Nonperforming Assets Composition as of 9/30/21 $28 . 0 $49.0 $43 . 7 $28 . 6 $33 . 6 $59 . 4 0 . 74% 0 . 82% 0 . 81% 0 . 56% 0 . 27% 0 . 25% 0 . 11% 1 2 3 4 5 6 7 C la s s i f i e d L o a n s N P A s / A sse t s ( % ) Focused on maintaining excellent asset quality and resolving problem assets, resulting in: • B e tte r t h a n p ee r h i s t o r i c a l l o ss r a te s • Conservative allowance for credit losses • Strategy to aggressively manage problem credits $ 66 . 1 2015 201 6 201 7 201 8 201 9 202 0 9/30/21 0% - A cc r u i n g L o a n s / L e a s e s p a s t d u e 9 0 d a y s o r m ore

223% 145% 404% 605% 193% 180% 184% 183% 215% 214% 194% 347% 456% 2 0 15 2 0 16 2 0 17 2020 9/30/2021 2 0 18 QCRH 2019 P r o x y P e e r s 1 . 45% 1 . 28% 1 . 16% 0 . 98% 1 . 20% 1 . 08% 1 . 07% 1.04% 1 . 03% 0 . 95% 1.98% 1.75% 1 . 61% 1.53% 2 0 15 2 0 16 2020 9/30/2021 2017 Q C R H 2 0 18 2 0 19 P r o x y P e e r s (1) Proxy peer group is identified in the QCRH Proxy Statement, filed on 4/8/21. Peer metrics reflect the average of the peer group. 2021 peer average reflects companies that have reported results as of 10/26/21. Strong Credit Culture Supported by High Levels of Reserves $0 . 7 $ 10 . 1 $8 . 1 $ 11 . 6 A mou n t o f r em a i n i n g l o a n d i s c o u n t ( $ MM ) : $3 . 1 $7 . 7 A C L - L o a n s / T o t a l L o a n s ( % ) (1) A C L - L o a n s / T o t a l N PL s ( % ) (1) R E S E R V E S Q C R H a d o p t e d C E C L o n J a nu ar y 1 , 2021 . $1 . 7 1181% 2 6

2 7 75% 75% 79% 77% 66% 59% 63% 25% 25% 21% 23% 34% 41% 37% $8 7 $11 0 $13 0 $16 7 $23 4 $27 9 2015 2016 2020 2017 2018 N e t I n te re s t I n c o m e S t r o n g R e v e nu e G r o w t h a n d A tt r a c t i v e M i x Predictable and diversified fee income streams complement net interest income. $ i n m i l l i o n s $281 K e y C o m po n e n t s o f F e e I n c o m e: • C a p i t a l m a r k e t s r ev e n u e f r o m S F G s w a p f e e i n c ome • W ea l t h M a n a g eme n t ( $5 . 1 b i ll i o n i n a ss e ts un d e r m a n a g eme n t a n d a d m i n i s t r a ti o n a s o f 9/30/21) (1) All data excludes Rockford Bank & Trust and 2019 excludes $12.3 million gain on sale from the RB&T transaction. (2) 2021 YTD data annualized. 2019 N o n i n t er e s t I n c o m e (1) R E VE NU E 9 / 3 0 / 2021 (2)

2 8 $21 $29 $36 $46 $59 $63 $2.31 $1.99 $2.66 $3.08 $3.66 $3.96 $6.07 2 0 1 5 2 0 1 6 2 0 17 2 0 18 Consistent Improvement in Shareholder Returns 0.82% 1.03% 1.03% 1.06% 1.15% 1.08% 1.66% 2015 2016 2017 2018 2019 R et u r n o n A v er a g e A ss et s 72.8% 64.9% 66.5% 64.8% 66.2% 54.1% 54.6% 2 0 15 2 0 16 2 0 17 2 0 18 2 0 19 E f f i c i e n c y R a t io ( % ) A d j . N e t I n c o m e $ i n m il l i o n s Ad j . E P S R E T U R N S 2019 2020 9/30/2021 (1) (1) 202 1 Y T D d a t a a nn u a l i z e d . 2 0 2 0 9 / 30 / 20 2 1 (1) 2020 9/30/2021 (1) $97

2 9 QCR Holdings, Inc. APPENDIX

QUAD CITY BANK & TRUST John H. Anderson, CEO Laura “Divot” Ekizian, President Assets: $2.1 Billion 1 (as of 9/30/21) Population: 382,268 Market Deposits: $10.4 Billion (1) Includes $241.5 million of the assets of m2 Equipment Finance, as this entity is wholly - owned and consolidated with the bank. Source: FDIC deposit market share data as provided by S&P Global. Deposit and branch data is as of 6/30/21. * Dollar s in m illion s . Institution Name Offices in MSA Deposits* ($ in millions) M a r ket Share 1. Q C R H o l d i n gs , I n c . 5 1,811 17.35 2. Wells Fargo & Co. 10 1,369 13.12 3. Blackhawk Bancorp. Inc. 18 1,240 11.88 4. U.S. Bancorp 8 1,237 11.85 5 First Midwest Bancorp Inc. 4 512 4.91 6. O r i o n B a n cor p . I n c . 8 501 4.80 7. Triumph Bancorp Inc. 10 451 4.32 8. AmBank Holdings Inc. 7 371 3.56 9 Central Banc Inc. 3 277 2.66 10. P ro ph e t s t o w n B a n k i n g C o . 1 251 2.40 MARKET SHARE Deposit Market Share 30 CEDAR RAPIDS BANK & TRUST Deposit Institution Name M a r ke t S Offices in MSA hare Deposits* ($ in millions) M a r ket Share 1. Q C R H o l d i n gs , I n c . 6 1,222 15.36 2. U.S. Bancorp 6 1,118 14.05 Larry J. Helling, CEO 3. N e i g hb o r I n s u r a n c e Ag e n c y I n c . 9 912 11.46 James Klein, President 4. Wells Fargo & Co. 6 841 10.57 5. Hills Bancorp. 7 764 9.60 Assets: $2.0 Billion (as of 9/30/21) 6. BTC Financial Corp. 3 346 4.34 Population: 273,032 7. D un n I nv es tm e n t C o . 4 270 3.39 8. O hn w a r d B a n c s h a r es I n c . 4 200 2.51 Market Deposits: $8.0 Billion 9. Country Bancorp. 5 183 2.30 10. V a nd e r b il t H o l d i n g C o . I n c . 1 181 2.28

Source: FDIC deposit market share data as provided by S&P Global. Deposit and branch data is as of 6/30/21. * Dollar s in m illion s . COMMUNITY BANK & TRUST Stacey J. Bentley, President & CEO A sse t s : $8 4 M illi o n ( a s o f 9 / 30 / 21 ) Population: 168,461 Waterloo/Cedar Falls MSA Market Deposits: $4.6 Billion Institution Name Offices in MSA Deposits* ($ in millions) M a r ket Share 1. FSB Financial Services Inc. 5 894 31.29 2. U.S. Bancorp 5 455 15.93 3. Wells Fargo & Co. 3 281 9.85 4. L i n co l n B a n cor p 4 219 7.65 5. R e g i o n s F i n a n c ia l C or p . 3 217 7.63 6. Fidelity Ban Corp. 3 181 6.33 7. Q C R H o l d i n gs , I n c . 3 173 6.07 8. First of Waverly Corp. 1 104 3.65 9. M i d Wes t O n e F i n a n c i a l G ro u p I n c . 2 101 3.55 10. Ev a n s B a n c s h a r es I n c . 2 86 3.00 MARKET SHARE Deposit Market Share (Black Hawk County) 31 COMMUNITY STATE BANK Kurt A. Gibson, President & CEO Assets: $1.1 Billion (as of 9/30/21) Population: 699,292 Des Moines/West Des Moines MSA Market Deposits: $26.8 Billion Institution Name Offices in MSA Deposits* ($ in millions) M a r ket Share 1. Wells Fargo & Co. 18 4,014 14.96 2. BTC Financial Corp. 19 3,641 13.57 3. West B a n cor p or at i o n , I n c . 7 2,190 8.17 4. U.S. Bancorp 13 1,560 5.81 5. Great Western Bancorp Inc. 11 1,364 5.08 6. Bank of America Corp. 3 1,343 5.01 7. Q C R H o l d i n gs , I n c . 9 938 3.50 8. BNP Paribas SA 11 662 2.47 9. A l b r e c h t F i n a n c ia l Se r v i c es I n c . 6 447 1.66 10. Bank Iowa Corp. 6 413 1.54 Deposit Market Share

SFC BANK Monte C. McNew, President & CEO Assets: $880 Million (as of 9/30/21) Population: 475,220 Springfield, MO - MSA Market Deposits: $14.6 Billion Source: FDIC deposit market share data as provided by S&P Global. Deposit and branch data is as of 6/30/21. * Dollar s in m illions. Institution Name Offices in MSA Deposits* ($ in millions) M a r ket Share 1. G r e a t S o u t h e r n B a n cor p I n c . 20 1,969 13.48 2. C o mm e rc e B a n c s h a r es I n c . 10 1,612 11.04 3. Central Banco. Inc. 23 1,573 10.77 4. O a k S t a r B a n c s h a r es I n c . 7 1,037 7.10 5. Gu a r a n t y Fe d e r a l B a n c s h a r es I n c . 10 793 5.43 6. Bank of America Corp. 4 744 5.09 7. Q C R H o l d i n gs , I n c . 1 609 4.17 8. Reliable Community Bancshares Inc. 8 573 3.92 9. U.S. Bancorp 8 535 3.67 10. JamesMark Bancshares Inc. 5 495 3.39 MARKET SHARE Deposit Market Share 32

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